Exhibit 25(b)



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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ___________________________

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)
One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                           ___________________________


                      THE EMPIRE DISTRICT ELECTRIC COMPANY
               (Exact name of obligor as specified in its charter)

Kansas                                                       44-0236370
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

602 Joplin Street
Joplin, Missouri                                             64801
(Address of principal executive offices)                     (Zip code)

                           ___________________________


                              First Mortgage Bonds
                       (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                   Address
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        Superintendent of Banks of the          One State Street, New York, N.Y.
        State of New York                       10004-1417, and Albany, N.Y.
                                                12223

        Federal Reserve Bank of New York        33 Liberty Street, New York,
                                                N.Y.  10045

        Federal Deposit Insurance Corporation   Washington, D.C.  20429

        New York Clearing House Association     New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of September, 2005.


                                      THE BANK OF NEW YORK


                                      By:  /S/  STACEY POINDEXTER
                                           -----------------------------------
                                            Name:  STACEY POINDEXTER
                                            Title:    ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7



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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                           Dollar Amounts
ASSETS                                                                       In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                        $2,753,000
   Interest-bearing balances...........................                         6,045,000
Securities:
   Held-to-maturity securities.........................                         2,183,000
   Available-for-sale securities.......................                        21,741,000
Federal funds sold and securities purchased under
   agreements to resell
   Federal funds sold in domestic offices..............                         5,486,000
   Securities purchased under agreements to
   resell..............................................                           192,000
Loans and lease financing receivables:
   Loans and leases held for sale......................                                 0
   Loans and leases, net of unearned
     income............................................                        32,953,000
   LESS: Allowance for loan and
     lease losses......................................                           558,000
   Loans and leases, net of unearned
     income and allowance..............................                        32,395,000
Trading Assets.........................................                         6,114,000
Premises and fixed assets (including capitalized
   leases).............................................                           812,000
Other real estate owned................................                                 0
Investments in unconsolidated subsidiaries and
   associated companies................................                           278,000
Customers' liability to this bank on acceptances
   outstanding.........................................                            68,000
Intangible assets:
   Goodwill............................................                         2,039,000
   Other intangible assets.............................                           736,000


                                      -5-

Other assets...........................................                         5,237,000
                                                                              -----------
Total assets...........................................                       $86,079,000
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LIABILITIES
Deposits:
   In domestic offices.................................                       $38,768,000
   Noninterest-bearing.................................                        18,417,000
   Interest-bearing....................................                        20,351,000
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                        26,246,000
   Noninterest-bearing.................................                           462,000
   Interest-bearing....................................                        25,784,000
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic
     offices...........................................                         1,224,000
   Securities sold under agreements to
     repurchase........................................                           126,000
Trading liabilities....................................                         2,927,000
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................                         1,245,000
Not applicable
Bank's liability on acceptances executed and
   outstanding.........................................                            69,000
Subordinated notes and debentures......................                         1,440,000
Other liabilities......................................                         5,976,000
                                                                              -----------
Total liabilities......................................                       $78,021,000
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Minority interest in consolidated
   subsidiaries........................................                           139,000

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                                 0
Common stock...........................................                         1,135,000
Surplus (exclude all surplus related to preferred
   stock)..............................................                         2,089,000
Retained earnings......................................                         4,716,000
Accumulated other comprehensive income.................                           -21,000
Other equity capital components........................                                 0
Total equity capital...................................                         7,919,000
                                                                              -----------

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Total liabilities, minority interest, and equity
   capital.............................................                       $86,079,000
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                                                  Directors


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